Exhibit 99.2

Supplemental Financial Information
Third Quarter 2015

Table of Contents	PRIMERICA, INC. Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2014.

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Preface	PRIMERICA, INC. Financial Supplement

THIRD QUARTER 2015

This document is a financial supplement to our third quarter 2015 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●	Operating adjustments exclude the impact of realized investment gains and losses and the impact of entering into Co-CEOs transition agreements as described in our Form 8-K dated January 2, 2015.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

●
Citi reinsurance transaction adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

In the third quarter of 2015, the methodology for allocating net investment income for purposes of measuring segment results was changed to better reflect how the business is managed.  Previously, net investment income was allocated to the Term Life segment based on the book value of the invested assets necessary to meet statutory reserves requirements.  Going forward, the net investment income allocated to the Term Life segment will be equal to the net interest accredited to its US GAAP-basis policy reserves and its US GAAP-basis DAC.  Concurrent with this change, all interest expense previously reflected in Term Life will now be attributed to the Corporate & Other Distributed Products segment as all interest expense incurred by the entity is a function of capital planning managed by the corporate function.  This change will provide more clarity in evaluating the operating results of each segment and better reflect the way the business is managed. All prior periods have been adjusted to consistently reflect this revision and the change does not impact our consolidated financial statements.

Allocated Net Investment Income
($ in thousands)
	Revised Allocation Methodology			Prior Allocation Methodology
	Total	Term Life	C&O	Total	Term Life	C&O
Q1 2011	$28,626	$1,283	$27,343	$28,626	$15,286	$13,340
Q2 2011	27,229	1,037	26,192	27,229	15,018	12,211
Q3 2011	27,103	813	26,290	27,103	15,215	11,888
Q4 2011	25,644	678	24,966	25,644	15,148	10,496
FY 2011	$108,601	$3,811	$104,791	$108,601	$60,667	$47,934

Q1 2012	$26,097	$677	$25,419	$26,097	$15,630	$10,467
Q2 2012	23,605	580	23,025	23,605	16,112	7,493
Q3 2012	26,882	586	26,296	26,882	17,411	9,471
Q4 2012	24,221	641	23,580	24,221	16,967	7,254
FY 2012	$100,804	$2,483	$98,321	$100,804	$66,120	$34,684

Q1 2013	$23,216	$688	$22,528	$23,216	$16,670	$6,546
Q2 2013	21,027	713	20,314	21,027	16,935	4,092
Q3 2013	22,103	764	21,338	22,103	17,385	4,718
Q4 2013	22,407	864	21,543	22,407	17,807	4,600
FY 2013	$88,752	$3,029	$85,723	$88,752	$68,797	$19,955

Q1 2014	$21,599	$1,000	$20,598	$21,599	$16,713	$4,886
Q2 2014	21,681	1,033	20,648	21,681	16,839	4,842
Q3 2014	20,465	1,142	19,323	20,465	17,235	3,230
Q4 2014	22,728	1,270	21,458	22,728	18,986	3,742
FY 2014	$86,473	$4,446	$82,027	$86,473	$69,773	$16,700

Q1 2015	$21,173	$1,405	$19,768	$21,173	$17,281	$3,892
Q2 2015	$19,075	$1,436	$17,640	$19,075	$18,130	$945

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,014,610	$2,042,834	$2,038,236	$2,040,313	$2,056,975	$1,965,675	$1,924,636
Securities held to maturity	—	—	189,830	220,000	238,000	328,000	356,000
Total investments and cash	2,014,610	2,042,834	2,228,066	2,260,313	2,294,975	2,293,675	2,280,636
Due from reinsurers	4,074,527	4,077,734	4,130,637	4,115,533	4,094,456	4,137,425	4,103,949
Deferred policy acquisition costs	1,242,983	1,293,974	1,321,415	1,351,180	1,377,022	1,430,508	1,465,175
Other assets	597,265	597,348	591,895	570,267	571,496	594,592	626,504
Separate account assets	2,458,739	2,581,659	2,469,118	2,440,303	2,386,265	2,324,980	2,086,598
Total assets	$10,388,124	$10,593,549	$10,741,132	$10,737,596	$10,724,214	$10,781,181	$10,562,863

Liabilities:
Future policy benefits	$5,103,278	$5,180,013	$5,214,878	$5,264,608	$5,289,016	$5,361,580	$5,388,042
Other policy liabilities	585,217	576,737	598,894	591,054	602,291	606,989	575,264
Income taxes	127,906	137,797	136,065	140,467	157,684	156,212	152,314
Other liabilities	375,864	346,535	395,732	411,294	381,369	367,337	400,173
Notes payable	374,494	374,506	374,519	374,532	374,545	374,558	374,572
Surplus note	—	—	189,830	220,000	238,000	328,000	356,000
Payable under securities lending	109,094	93,569	67,614	50,211	55,622	63,898	83,220
Separate account liabilities	2,458,739	2,581,659	2,469,118	2,440,303	2,386,265	2,324,980	2,086,598
Total liabilities	9,134,591	9,290,818	9,446,650	9,492,470	9,484,792	9,583,555	9,416,183
Stockholders’ equity:
Common stock ($0.01 par value) (1)	546	542	537	522	516	501	486
Paid-in capital	462,837	447,949	429,257	353,335	323,996	259,937	195,314
Retained earnings	679,183	721,788	756,738	795,741	830,624	871,440	912,749
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	78,911	92,049	78,130	74,307	83,401	61,742	49,889
Net unrealized investment losses other-than-temporarily impaired	(1,346)	(1,346)	(461)	(461)	(461)	(461)	(73)
Cumulative translation adjustment	33,404	41,749	30,282	21,682	1,346	4,468	(11,684)
Total stockholders’ equity	1,253,532	1,302,731	1,294,482	1,245,126	1,239,422	1,197,626	1,146,680
Total liabilities and stockholders' equity	$10,388,124	$10,593,549	$10,741,132	$10,737,596	$10,724,214	$10,781,181	$10,562,863

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	78,911	92,049	78,130	74,307	83,401	61,742	49,889
Net unrealized investment losses other-than-temporarily impaired	(1,346)	(1,346)	(461)	(461)	(461)	(461)	(73)
Total reconciling items	77,564	90,703	77,669	73,846	82,940	61,281	49,816
Total stockholders’ equity	$1,253,532	$1,302,731	$1,294,482	$1,245,126	$1,239,422	$1,197,626	$1,146,680

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482	$1,136,345
Net Income	45,080	49,271	41,595	45,466	43,401	49,173	49,350
Shareholder dividends	(6,738)	(6,666)	(6,646)	(6,462)	(8,517)	(8,357)	(8,042)
Retirement of shares and warrants	(19,187)	(21,972)	(30,694)	(82,447)	(44,789)	(70,999)	(71,433)
Net foreign currency translation adjustment	(8,571)	8,346	(11,468)	(8,600)	(20,336)	3,121	(16,152)
Other, net	9,389	7,081	11,997	6,510	15,444	6,925	6,795
Balance, end of period	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,208,466	$1,242,983	$1,293,974	$1,321,415	$1,351,180	$1,377,022	$1,430,508
General expenses deferred	7,273	8,136	7,147	8,171	7,953	8,554	8,396
Commission costs deferred	69,559	68,674	66,602	67,980	70,389	78,799	79,787
Amortization of deferred policy acquisition costs	(35,193)	(32,696)	(36,944)	(39,544)	(36,213)	(36,383)	(40,797)
Foreign currency impact and other, net	(7,122)	6,877	(9,363)	(6,842)	(16,287)	2,516	(12,718)
Balance, end of period	$1,242,983	$1,293,974	$1,321,415	$1,351,180	$1,377,022	$1,430,508	$1,465,175

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	55,224,404	54,926,561	54,712,874	53,420,998	52,642,881	51,786,679	50,081,730	(4,631,144)	-8.5%	56,019,271	51,494,382	(4,524,889)	-8.1%

Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$49,350	$7,755	18.6%	$135,947	$141,924	$5,977	4.4%
Less income attributable to unvested participating securities	(576)	(542)	(447)	(491)	(444)	(366)	(379)	68	15.2%	(1,564)	(1,197)	368	23.5%
Net income used in computing basic EPS	$44,504	$48,729	$41,147	$44,975	$42,956	$48,806	$48,971	$7,823	19.0%	$134,382	$140,727	$6,345	4.7%
Basic earnings per share	$0.81	$0.89	$0.75	$0.84	$0.82	$0.94	$0.98	$0.23	30.0%	$2.40	$2.73	$0.33	13.9%

Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$49,521	$7,725	18.5%	$133,840	$140,878	$7,038	5.3%
Less operating income attributable to unvested participating securities	(554)	(536)	(450)	(529)	(436)	(363)	(381)	69	15.3%	(1,540)	(1,188)	352	22.9%
Net operating income used in computing basic operating EPS	$42,760	$48,194	$41,346	$48,424	$42,131	$48,427	$49,140	$7,794	18.9%	$132,300	$139,690	$7,390	5.6%
Basic operating income per share	$0.77	$0.88	$0.76	$0.91	$0.80	$0.94	$0.98	$0.23	29.8%	$2.36	$2.71	$0.35	14.9%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	55,224,404	54,926,561	54,712,874	53,420,998	52,642,881	51,786,679	50,081,730	(4,631,144)	-8.5%	56,019,271	51,494,382	(4,524,889)	-8.1%
Dilutive impact of options	21,997	23,046	30,983	49,455	48,104	25,292	21,792	(9,191)	-29.7%	25,342	31,729	6,387	25.2%
Shares used to calculate diluted EPS	55,246,401	54,949,607	54,743,857	53,470,453	52,690,985	51,811,971	50,103,522	(4,640,335)	-8.5%	56,044,613	51,526,111	(4,518,502)	-8.1%

Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$49,350	$7,755	18.6%	$135,947	$141,924	$5,977	4.4%
Less income attributable to unvested participating securities	(576)	(542)	(447)	(491)	(444)	(366)	(379)	68	15.2%	(1,564)	(1,196)	368	23.5%
Net income used in computing diluted EPS	$44,504	$48,729	$41,148	$44,975	$42,957	$48,807	$48,971	$7,823	19.0%	$134,383	$140,728	$6,345	4.7%
Diluted earnings per share	$0.81	$0.89	$0.75	$0.84	$0.82	$0.94	$0.98	$0.23	30.0%	$2.40	$2.73	$0.33	13.9%

Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$49,521	$7,725	18.5%	$133,840	$140,878	$7,038	5.3%
Less operating income attributable to unvested participating securities	(554)	(536)	(449)	(529)	(435)	(363)	(381)	69	15.3%	(1,539)	(1,187)	352	22.9%
Net operating income used in computing diluted operating EPS	$42,760	$48,194	$41,346	$48,424	$42,131	$48,427	$49,140	$7,794	18.8%	$132,300	$139,691	$7,390	5.6%
Diluted operating income per share	$0.77	$0.88	$0.76	$0.91	$0.80	$0.93	$0.98	$0.23	29.9%	$2.36	$2.71	$0.35	14.8%

															YOY Q3							YOY YTD
	Q1 2014		Q2 2014		Q3 2014		Q4 2014		Q1 2015		Q2 2015		Q3 2015		Change		% Change	YTD 2014		YTD 2015		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,237,780		$1,278,132		$1,298,607		$1,269,804		$1,242,274		$1,218,524		$1,172,153		$(126,454)		-9.7%	$1,271,506		$1,210,984		$(60,522)		-4.8%
Average adjusted stockholders' equity	$1,165,982		$1,193,998		$1,214,421		$1,194,046		$1,163,881		$1,146,414		$1,116,605		$(97,816)		-8.1%	$1,191,467		$1,142,300		$(49,167)		-4.1%

Net income return on stockholders' equity	14.6%		15.4%		12.8%		14.3%		14.0%		16.1%		16.8%		4.0%		nm	14.3%		15.6%		1.4%		nm
Net income return on adjusted stockholders' equity	15.5%		16.5%		13.7%		15.2%		14.9%		17.2%		17.7%		4.0%		nm	15.2%		16.6%		1.4%		nm

Net operating income return on adjusted stockholders' equity	14.9%		16.3%		13.8%		16.4%		14.6%		17.0%		17.7%		4.0%		nm	15.0%		16.4%		1.5%		nm

Capital Structure
Debt-to-capital (1)	23.0%		22.3%		22.4%		23.1%		23.2%		23.8%		24.6%		2.2%		nm	22.4%		24.6%		2.2%		nm

Cash and invested assets to stockholders' equity	1.6	x	1.6	x	1.7	x	1.8	x	1.9	x	1.9	x	2.0	x	0.3	x	nm	1.7	x	2.0	x	0.3	x	nm
Cash and invested assets to adjusted stockholders' equity	1.7	x	1.7	x	1.8	x	1.9	x	2.0	x	2.0	x	2.1	x	0.2	x	nm	1.8	x	2.1	x	0.2	x	nm

Share count, end of period (2)	54,569,108		54,193,684		53,681,705		52,168,653		51,554,770		50,110,938		48,571,139		(5,110,566)		-9.5%	53,681,705		48,571,139		(5,110,566)		-9.5%
Adjusted stockholders' equity per share	$21.55		$22.36		$22.67		$22.45		$22.43		$22.68		$22.58		$(0.08)		-0.4%	$22.67		$22.58		$(0.08)		-0.4%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		A2		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$568,205	$576,740	$577,482	$578,905	$577,458	$588,248	$587,882	$10,400	1.8%	$1,722,427	$1,753,589	$31,161	1.8%
Ceded premiums	(402,715)	(410,546)	(402,198)	(401,358)	(397,541)	(406,854)	(393,987)	8,211	2.0%	(1,215,459)	(1,198,382)	17,077	1.4%
Net premiums	165,490	166,194	175,284	177,546	179,918	181,394	193,895	18,611	10.6%	506,968	555,207	48,239	9.5%
Net investment income	21,599	21,681	20,465	22,728	21,173	19,075	18,715	(1,750)	-8.6%	63,745	58,964	(4,781)	-7.5%
Commissions and fees:
Sales-based (1)	57,904	60,255	58,394	61,204	60,035	63,072	56,418	(1,977)	-3.4%	176,554	179,524	2,971	1.7%
Asset-based (2)	53,807	56,114	58,744	57,134	56,837	59,144	58,794	50	0.1%	168,665	174,775	6,110	3.6%
Account-based (3)	9,720	9,957	10,251	10,548	10,452	10,994	11,445	1,194	11.7%	29,928	32,891	2,963	9.9%
Other commissions and fees	5,499	5,713	5,539	6,381	5,511	5,939	5,711	172	3.1%	16,751	17,162	411	2.5%
Realized investment (losses) gains	263	831	(281)	(1,074)	1,284	597	(259)	22	7.9%	813	1,623	809	99.5%
Other, net	9,712	9,981	10,444	10,595	9,635	10,301	11,105	662	6.3%	30,136	31,041	904	3.0%
Total revenues	323,995	330,727	338,840	345,063	344,845	350,517	355,824	16,985	5.0%	993,561	1,051,187	57,626	5.8%
Benefits and expenses:
Benefits and claims	75,191	72,412	81,235	82,578	82,500	82,521	88,599	7,364	9.1%	228,839	253,621	24,782	10.8%
Amortization of DAC	35,193	32,696	36,944	39,544	36,213	36,383	40,797	3,853	10.4%	104,834	113,392	8,558	8.2%
Insurance commissions	4,083	3,881	4,046	3,343	3,189	4,145	4,619	573	14.2%	12,010	11,953	(57)	-0.5%
Insurance expenses	28,168	27,790	31,149	26,937	34,348	28,744	30,261	(888)	-2.9%	87,107	93,354	6,246	7.2%
Sales commissions:
Sales-based (1)	41,563	42,702	41,193	42,749	42,442	44,595	40,036	(1,156)	-2.8%	125,458	127,074	1,616	1.3%
Asset-based (2)	20,725	21,859	23,378	23,011	23,251	24,059	24,374	996	4.3%	65,962	71,683	5,721	8.7%
Other sales commissions	2,833	2,803	2,929	3,029	2,764	2,845	2,991	63	2.1%	8,564	8,600	36	0.4%
Interest expense	8,606	8,552	8,712	8,700	8,676	8,642	8,718	7	0.1%	25,870	26,036	165	0.6%
Other operating expenses	40,799	42,291	45,234	46,040	44,652	41,759	40,475	(4,759)	-10.5%	128,324	126,886	(1,438)	-1.1%
Total benefits and expenses	257,163	254,986	274,820	275,933	278,036	273,692	280,871	6,051	2.2%	786,968	832,599	45,630	5.8%
Income from continued operations before income taxes	66,832	75,740	64,020	69,130	66,809	76,825	74,953	10,933	17.1%	206,593	218,588	11,995	5.8%
Income taxes	23,347	26,469	22,407	23,664	23,408	27,653	25,603	3,196	14.3%	72,224	76,664	4,441	6.1%
Net income from continued operations	43,485	49,271	41,613	45,466	43,401	49,173	49,350	7,737	18.6%	134,369	141,924	7,555	5.6%
Net income from discontinued operations net tax	1,596	—	(18)	—	—	—	—	18	100.0%	1,578	—	(1,578)	-100.0%
Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$49,350	$7,755	18.6%	$135,947	$141,924	$5,977	4.4%

Income from Continued Operations Before Income Taxes by Segment
Term Life	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689	$46,519	$12,512	36.8%	$112,836	$127,284	$14,448	12.8%
Investment & Savings Products	34,028	36,047	36,904	39,039	35,044	37,746	34,811	(2,093)	-5.7%	106,978	107,600	622	0.6%
Corporate & Other Distributed Products	(2,750)	(3,580)	(6,892)	(9,175)	(4,310)	(5,610)	(6,377)	515	7.5%	(13,222)	(16,297)	(3,075)	-23.3%
Income from continued operations before income taxes	$66,832	$75,740	$64,020	$69,130	$66,809	$76,825	$74,953	$10,933	17.1%	$206,593	$218,588	$11,995	5.8%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 16

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands) (Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$214,780	$223,706	$228,422	$233,044	$237,430	$247,889	$256,026	$27,604	12.1%	$666,908	$741,346	$74,438	11.2%
Premiums ceded to Citi	344,883	344,143	340,170	337,501	331,733	331,984	323,501	(16,669)	-4.9%	1,029,196	987,218	(41,978)	-4.1%
Term Life direct premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$579,527	$10,935	1.9%	$1,696,104	$1,728,563	$32,460	1.9%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(55,450)	$(63,424)	$(59,417)	$(60,978)	$(63,389)	$(72,227)	$(67,939)	$(8,522)	-14.3%	$(178,290)	$(203,554)	$(25,264)	-14.2%
Premiums ceded to Citi	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	(323,501)	16,669	4.9%	(1,029,196)	(987,218)	41,978	4.1%
Term Life ceded premiums	$(400,334)	$(407,566)	$(399,587)	$(398,478)	$(395,122)	$(404,211)	$(391,440)	$8,147	2.0%	$(1,207,487)	$(1,190,772)	$16,714	1.4%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$323,732	$329,895	$339,121	$346,137	$343,560	$349,920	$356,083	$16,962	5.0%	$992,748	$1,049,564	$56,816	5.7%
Realized investment gains/(losses)	263	831	(281)	(1,074)	1,284	597	(259)	nm	nm	813	1,623	nm	nm
Total revenues	$323,995	$330,727	$338,840	$345,063	$344,845	$350,517	$355,824	$16,985	5.0%	$993,561	$1,051,187	$57,626	5.8%

Reconciliation from Operating Income Before Income Taxes to Income from Continued Operations Before Income Taxes
Operating income before income taxes	$66,569	$74,909	$64,301	$74,432	$65,525	$76,228	$75,212	$10,911	17.0%	$205,779	$216,965	$11,186	5.4%

Operating income before income taxes reconciling items:
Realized investment gains/(losses)	263	831	(281)	(1,074)	1,284	597	(259)	nm	nm	813	1,623	nm	nm
Co-CEOs transition expenses	—	—	—	(4,228)	—	—	—	nm	nm	—	—	nm	nm
Total operating income before income taxes reconciling items	263	831	(281)	(5,302)	1,284	597	(259)	nm	nm	813	1,623	nm	nm

Income from continued operations before income taxes	$66,832	$75,740	$64,020	$69,130	$66,809	$76,825	$74,953	$10,933	17.1%	$206,593	$218,588	$11,995	5.8%

Reconciliation from Net Operating Income to Net Income
Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$49,521	$7,725	18.5%	$133,840	$140,878	$7,038	5.3%

Net operating income reconciling items:
Operating income before income taxes reconciling items	263	831	(281)	(5,302)	1,284	597	(259)	nm	nm	813	1,623	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(92)	(291)	98	1,815	(450)	(215)	88	nm	nm	(284)	(576)	nm	nm
Total net operating income reconciling items	171	541	(183)	(3,487)	834	382	(170)	nm	nm	529	1,046	nm	nm

Net income from continued operations	$43,485	$49,271	$41,613	$45,466	$43,401	$49,173	$49,350	$7,737	18.6%	$134,369	$141,924	$7,555	5.6%
Net income from discontinued operations net tax	1,596	—	(18)	—	—	—	—	nm	nm	1,578	—	nm	nm
Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$49,350	$7,755	18.6%	$135,947	$141,924	$5,977	4.4%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$579,527	$10,935	1.9%	$1,696,104	$1,728,563	$32,460	1.9%
Premiums ceded to Citi (1)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	(323,501)	16,669	4.9%	(1,029,196)	(987,218)	41,978	4.1%
Adjusted direct premiums (2)	214,780	223,706	228,422	233,044	237,430	247,889	256,026	27,604	12.1%	666,908	741,346	74,438	11.2%
Other ceded premiums (3)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(72,227)	(67,939)	(8,522)	-14.3%	(178,290)	(203,554)	(25,264)	-14.2%
Net premiums	159,330	160,282	169,005	172,067	174,042	175,662	188,087	19,082	11.3%	488,617	537,791	49,174	10.1%
Allocated net investment income	1,000	1,033	1,142	1,270	1,405	1,436	1,508	365	32.0%	3,176	4,348	1,172	36.9%
Other, net	6,604	6,843	6,991	6,992	6,749	7,291	7,605	614	8.8%	20,438	21,645	1,206	5.9%
Operating revenues	166,934	168,159	177,138	180,329	182,195	184,389	197,200	20,061	11.3%	512,231	563,784	51,553	10.1%
Benefits and expenses:
Benefits and claims	71,263	68,287	77,722	78,059	77,990	78,268	83,816	6,094	7.8%	217,272	240,074	22,802	10.5%
Amortization of DAC	32,721	29,778	34,171	36,661	35,017	32,797	37,263	3,092	9.0%	96,670	105,077	8,407	8.7%
Insurance commissions	1,315	929	1,070	690	601	1,382	1,084	14	1.4%	3,314	3,067	(246)	-7.4%
Insurance expenses	26,080	25,891	30,168	25,652	32,511	27,253	28,516	(1,652)	-5.5%	82,139	88,280	6,142	7.5%
Operating benefits and expenses	131,379	124,885	143,130	141,062	146,119	139,700	150,680	7,550	5.3%	399,395	436,499	37,105	9.3%
Operating income before income taxes	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689	$46,519	$12,512	36.8%	$112,836	$127,284	$14,448	12.8%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$57,904	$60,255	$58,394	$61,204	$60,035	$63,072	$56,418	$(1,977)	-3.4%	$176,554	$179,524	$2,971	1.7%
Asset-based	53,807	56,114	58,744	57,134	56,837	59,144	58,794	50	0.1%	168,665	174,775	6,110	3.6%
Account-based	9,720	9,957	10,251	10,548	10,452	10,994	11,445	1,194	11.7%	29,928	32,891	2,963	9.9%
Other, net	1,839	1,821	1,884	2,497	1,751	1,870	2,000	116	6.2%	5,543	5,621	78	1.4%
Operating revenues	123,270	128,147	129,273	131,383	129,074	135,081	128,657	(616)	-0.5%	380,690	392,812	12,122	3.2%
Benefits and expenses:
Amortization of DAC	2,335	2,172	2,484	1,743	1,201	2,901	3,299	815	32.8%	6,991	7,400	409	5.8%
Insurance commissions	2,086	2,237	2,290	2,185	1,971	2,182	2,957	667	29.1%	6,614	7,111	497	7.5%
Sales commissions:													0!
Sales-based	41,563	42,702	41,193	42,749	42,442	44,595	40,036	(1,156)	-2.8%	125,458	127,074	1,616	1.3%
Asset-based	20,725	21,859	23,378	23,011	23,251	24,059	24,374	996	4.3%	65,962	71,683	5,721	8.7%
Other operating expenses	22,532	23,131	23,024	22,655	25,166	23,599	23,180	156	0.7%	68,687	71,944	3,257	4.7%
Operating benefits and expenses	89,243	92,100	92,369	92,344	94,031	97,335	93,846	1,477	1.6%	273,712	285,212	11,500	4.2%
Operating income before income taxes	$34,028	$36,047	$36,904	$39,039	$35,044	$37,746	$34,811	$(2,093)	-5.7%	$106,978	$107,600	$622	0.6%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,542	$8,892	$8,890	$8,360	$8,295	$8,376	$8,355	$(535)	-6.0%	$26,324	$25,025	$(1,299)	-4.9%
Ceded premiums	(2,381)	(2,980)	(2,611)	(2,880)	(2,419)	(2,644)	(2,547)	64	2.5%	(7,973)	(7,610)	363	4.6%
Net premiums	6,160	5,912	6,279	5,480	5,876	5,732	5,808	(471)	-7.5%	18,351	17,416	(936)	-5.1%
Allocated net investment income	20,598	20,648	19,323	21,458	19,768	17,640	17,207	(2,115)	-10.9%	60,569	54,616	(5,953)	-9.8%
Commissions and fees:
Loans	200	101	78	69	42	43	37	(41)	-52.5%	378	122	(256)	-67.7%
DebtWatchers	385	360	337	316	307	311	303	(34)	-10.0%	1,082	922	(160)	nm
Prepaid Legal Services	2,339	2,285	2,487	3,225	2,468	2,494	2,527	40	1.6%	7,111	7,488	378	5.3%
Auto and Homeowners Insurance	1,719	1,998	1,606	2,032	1,770	2,096	1,841	235	14.6%	5,322	5,706	384	7.2%
Long-Term Care Insurance	521	570	565	550	534	583	558	(6)	-1.1%	1,656	1,675	19	1.2%
Other sales commissions	337	399	467	188	391	412	445	(22)	-4.7%	1,203	1,249	46	3.8%
Other, net	1,270	1,317	1,568	1,106	1,135	1,140	1,500	(68)	-4.3%	4,155	3,775	(380)	-9.1%
Operating revenues	33,528	33,589	32,709	34,425	32,291	30,450	30,227	(2,483)	-7.6%	99,827	92,968	(6,858)	-6.9%
Benefits and expenses:
Benefits and claims	3,928	4,125	3,513	4,519	4,510	4,253	4,783	1,270	36.1%	11,566	13,547	1,980	17.1%
Amortization of DAC	137	747	289	1,141	(5)	685	235	(54)	-18.7%	1,173	915	(258)	-22.0%
Insurance commissions	681	715	686	468	617	581	578	(109)	-15.8%	2,082	1,775	(307)	-14.8%
Insurance expenses	2,088	1,900	981	1,285	1,837	1,491	1,745	764	77.8%	4,969	5,073	104	2.1%
Sales commissions	2,833	2,803	2,929	3,029	2,764	2,845	2,991	63	2.1%	8,564	8,600	36	0.4%
Interest expense	8,606	8,552	8,712	8,700	8,676	8,642	8,718	7	0.1%	25,870	26,036	165	0.6%
Other operating expenses	18,267	19,160	22,210	19,157	19,486	18,160	17,296	(4,915)	-22.1%	59,637	54,942	(4,695)	-7.9%
Operating benefits and expenses	36,541	38,001	39,320	38,299	37,885	36,657	36,345	(2,975)	-7.6%	113,862	110,888	(2,974)	-2.6%
Operating income before income taxes	$(3,013)	$(4,412)	$(6,611)	$(3,874)	$(5,595)	$(6,207)	$(6,118)	$493	7.5%	$(14,035)	$(17,920)	$(3,884)	-27.7%

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)								YOY Q3				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Revenues:
Direct Premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$579,527	$10,935	1.9%	$1,696,104	$1,728,563	$32,460	1.9%
Premiums ceded to Citi (1)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	(323,501)	16,669	4.9%	(1,029,196)	(987,218)	41,978	4.1%
Adjusted direct premiums (2)	214,780	223,706	228,422	233,044	237,430	247,889	256,026	27,604	12.1%	666,908	741,346	74,438	11.2%
Other ceded premiums (3)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(72,227)	(67,939)	(8,522)	-14.3%	(178,290)	(203,554)	(25,264)	-14.2%
Net premiums	159,330	160,282	169,005	172,067	174,042	175,662	188,087	19,082	11.3%	488,617	537,791	49,174	10.1%
Allocated net investment income	1,000	1,033	1,142	1,270	1,405	1,436	1,508	365	32.0%	3,176	4,348	1,172	36.9%
Other, net	6,604	6,843	6,991	6,992	6,749	7,291	7,605	614	8.8%	20,438	21,645	1,206	5.9%
Operating revenues	166,934	168,159	177,138	180,329	182,195	184,389	197,200	20,061	11.3%	512,231	563,784	51,553	10.1%
Benefits and expenses:
Benefits and claims	71,263	68,287	77,722	78,059	77,990	78,268	83,816	6,094	7.8%	217,272	240,074	22,802	10.5%
Amortization of DAC	32,721	29,778	34,171	36,661	35,017	32,797	37,263	3,092	9.0%	96,670	105,077	8,407	8.7%
Insurance commissions	1,315	929	1,070	690	601	1,382	1,084	14	1.4%	3,314	3,067	(246)	-7.4%
Insurance expenses	26,080	25,891	30,168	25,652	32,511	27,253	28,516	(1,652)	-5.5%	82,139	88,280	6,142	7.5%
Operating benefits and expenses	131,379	124,885	143,130	141,062	146,119	139,700	150,680	7,550	5.3%	399,395	436,499	37,105	9.3%
Operating income before income taxes	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689	$46,519	$12,512	36.8%	$112,836	$127,284	$14,448	12.8%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$130,855	$139,973	$145,636	$150,916	$156,714	$167,118	$177,307	$31,671	21.7%	$416,464	$501,140	$84,676	20.3%
Legacy direct premiums (5)	428,809	427,876	422,956	419,629	412,449	412,754	402,220	(20,736)	-4.9%	1,279,640	1,227,424	(52,216)	-4.1%
Total direct premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$579,527	$10,935	1.9%	$1,696,104	$1,728,563	$32,460	1.9%

Premiums ceded to Citi	$344,883	$344,143	$340,170	$337,501	$331,733	$331,984	$323,501	$(16,669)	-4.9%	$1,029,196	$87,218	$(41,978)	-4.1%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$126,713	$131,711	$137,139	$139,037	$141,379	$150,494	$151,755	$14,617	10.7%	$395,563	$443,628	$48,065	12.2%
% of adjusted direct premiums	59.0%	58.9%	60.0% %	59.7%	59.5%	60.7%	59.3%	nm	nm	59.3%	59.8%	nm	nm

DAC amortization & insurance commissions	$34,036	$30,707	$35,241	$37,351	$35,619	$34,179	$38,347	$3,107	8.8%	$99,984	$108,145	$8,161	8.2%
% of adjusted direct premiums	15.8%	13.7%	15.4%	16.0%	15.0%	13.8%	15.0%	nm	nm	15.0%	14.6%	nm	nm

Insurance expenses, net (7)	$19,476	$19,047	$23,177	$18,660	$25,762	$19,962	$20,912	$(2,265)	-9.8%	$61,700	$66,636	$4,935	8.0%
% of adjusted direct premiums	9.1%	8.5%	10.1%	8.0%	10.9%	8.1%	8.2%	nm	nm	9.3%	9.0%	nm	nm

Total term life operating income before income taxes	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689	$46,519	$12,512	36.8%	$112,836	$127,284	$14,448	12.8%
% of adjusted direct premiums	16.6%	19.3%	14.9%	16.8%	15.2%	18.0%	18.2%	nm	nm	16.9%	17.2%	nm	nm

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi
(4)	Primary direct premiums - direct premiums not subject to the 2010 Citi reinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 Citi reinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	95,566	95,382	96,596	97,966	98,358	98,145	101,008	4,412	4.6%	95,566	98,358	2,792	2.9%
New life-licensed representatives	7,447	9,082	8,793	8,510	7,486	10,439	11,160	2,367	26.9%	25,322	29,085	3,763	14.9%
Non-renewal and terminated representatives	(7,631)	(7,868)	(7,423)	(8,118)	(7,699)	(7,576)	(7,466)	(43)	-0.6%	(22,922)	(22,741)	181	0.8%
Life-insurance licensed sales force, end of period	95,382	96,596	97,966	98,358	98,145	101,008	104,702	6,736	6.9%	97,966	104,702	6,736	6.9%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$40.1	$48.0	$44.7	$47.0	$45.1	$55.3	$54.5	$9.8	21.9%	$132.8	$155.0	$22.2	16.7%
Additions and increases in premium	12.4	13.0	12.9	13.3	12.8	14.0	13.7	0.9	6.6%	38.3	40.5	2.2	5.8%
Total estimated annualized issued term life premium	$52.5	$61.1	$57.6	$60.3	$57.9	$69.3	$68.2	$10.6	18.5%	$171.1	$195.5	$24.4	14.2%

Issued term life policies	49,320	59,569	55,146	56,949	55,677	68,097	66,658	11,512	20.9%	164,035	190,432	26,397	16.1%
Estimated average annualized issued term life premium per policy (1)(2)	$813	$806	$810	$825	$811	$813	$817	$7	0.8%	$810	$814	$$4	0.5%

Term life face amount in-force, beginning of period ($mills)	$674,868	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163	$6,185	0.9%	$674,868	$681,927	$7,059	1.0%
Issued term life face amount (3)	15,748	18,494	17,337	17,996	17,181	20,585	20,321	2,984	17.2%	51,578	58,088	6,509	12.6%
Terminated term life face amount	(14,160)	(12,759)	(13,866)	(14,177)	(13,344)	(12,064)	(13,659)	207	1.5%	(40,785)	(39,067)	1,718	4.2%
Foreign currency impact, net	(3,378)	3,166	(4,272)	(3,070)	(7,247)	1,125	(5,509)	(1,237)	-29.0%	(4,484)	(11,631)	(7,147)	nm
Term life face amount in-force, end of period	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163	$689,316	$8,139	1.2%	$681,178	$689,316	$8,139	1.2%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$57,904	$60,255	$58,394	$61,204	$60,035	$63,072	$56,418	$(1,977)	-3.4%	$176,554	$179,524	$2,971	1.7%
Asset-based	53,807	56,114	58,744	57,134	56,837	59,144	58,794	50	0.1%	168,665	174,775	6,110	3.6%
Account-based	9,720	9,957	10,251	10,548	10,452	10,994	11,445	1,194	11.7%	29,928	32,891	2,963	9.9%
Other, net	1,839	1,821	1,884	2,497	1,751	1,870	2,000	116	6.2%	5,543	5,621	78	1.4%
Operating revenues	123,270	128,147	129,273	131,383	129,074	135,081	128,657	(616)	-0.5%	380,690	392,812	12,122	3.2%
Benefits and expenses:
Amortization of DAC	2,335	2,172	2,484	1,743	1,201	2,901	3,299	815	32.8%	6,991	7,400	409	5.8%
Insurance commissions	2,086	2,237	2,290	2,185	1,971	2,182	2,957	667	29.1%	6,614	7,111	497	7.5%
Sales commissions:
Sales-based	41,563	42,702	41,193	42,749	42,442	44,595	40,036	(1,156)	-2.8%	125,458	127,074	1,616	1.3%
Asset-based	20,725	21,859	23,378	23,011	23,251	24,059	24,374	996	4.3%	65,962	71,683	5,721	8.7%
Other operating expenses	22,532	23,131	23,024	22,655	25,166	23,599	23,180	156	0.7%	68,687	71,944	3,257	4.7%
Operating benefits and expenses	89,243	92,100	92,369	92,344	94,031	97,335	93,846	1,477	1.6%	273,712	285,212	11,500	4.2%
Operating income before income taxes	$34,028	$36,047	$36,904	$39,039	$35,044	$37,746	$34,811	$(2,093)	-5.7%	$106,978	$107,600	$622	0.6%

Financial Analysis

Fees paid based on client asset values (1)	$4,569	$4,780	$4,974	$4,827	$4,674	$4,828	$4,540	$(434)	-8.7%	$14,324	$14,043	$(281)	-2.0%
Fees paid based on fee-generating accounts (2)	2,931	2,978	3,009	3,043	3,172	3,439	3,464	455	15.1%	8,919	10,074	1,155	13.0%
Other operating expenses	15,031	15,372	15,041	14,786	17,320	15,332	15,175	135	0.9%	45,444	47,828	2,383	5.2%
Total other operating expenses	$22,532	$23,131	$23,024	$22,655	$25,166	$23,599	$23,180	$156	0.7%	$68,687	$71,944	$3,257	4.7%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.33%	1.37%	1.43%	1.46%	1.36%	1.34%	1.38%	nm	nm	1.38%	1.36%	nm	nm
Canada	1.09%	1.02%	0.97%	0.95%	1.09%	1.07%	0.97%	nm	nm	1.04%	1.05%	nm	nm
Total	1.29%	1.33%	1.37%	1.39%	1.32%	1.31%	1.33%	nm	nm	1.33%	1.32%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.036%	0.036%	0.037%	0.037%	nm	nm	0.111%	0.109%	nm	nm
Canada	0.127%	0.126%	0.123%	0.127%	0.134%	0.118%	0.111%	nm	nm	0.376%	0.363%	nm	nm
Total	0.053%	0.054%	0.054%	0.053%	0.053%	0.051%	0.049%	nm	nm	0.161%	0.153%	nm	nm

Account-based net revenue per average fee generating account (5)(6)	$2.62	$2.67	$2.75	$2.83	$2.70	$2.68	$2.81	nm	nm	$8.04	$8.19	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating accounts - recordkeeping fees that vary with the number of fee-generating accounts
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating accounts
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Key Statistics	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
									nm
Product sales ($mills)
U.S. Retail Mutual Funds	$569.0	$650.1	$600.1	$616.1	$641.2	$698.7	$597.4	$(2.7)	-0.5%	$1,819.2	$1,937.2	$118.1	6.5%
Canada Retail Mutual Funds	252.4	170.9	162.7	188.4	214.5	170.2	158.4	(4.3)	-2.7%	586.0	543.0	(43.0)	-7.3%
Indexed Annuities	84.2	84.7	62.0	54.0	73.7	91.2	75.3	13.4	21.6%	230.9	240.1	9.2	4.0%
Variable Annuities and other	365.8	417.1	434.2	469.4	405.0	452.2	404.3	(29.9)	-6.9%	1,217.1	1,261.4	44.4	3.6%
Total sales-based revenue generating product sales	1,271.4	1,322.7	1,259.0	1,327.8	1,334.3	1,412.2	1,235.4	(23.6)	-1.9%	3,853.1	3,981.8	128.8	3.3%
Managed Accounts	62.8	65.3	66.3	63.9	66.1	72.2	57.1	(9.2)	-13.8%	194.5	195.4	1.0	0.5%
Segregated Funds	76.6	51.1	51.2	64.1	114.4	82.4	74.2	23.0	45.0%	179.0	271.0	92.0	51.4%
Total product sales	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8	$1,366.8	$(9.7)	-0.7%	$4,226.5	$4,448.3	$221.7	5.2%

Canada Retail Mutual Funds	$252.4	$170.9	$162.7	$188.4	$214.5	$170.2	$158.4	$(4.3)	-2.7%	$586.0	$543.0	$(43.0)	-7.3%
Segregated Funds	76.6	51.1	51.2	64.1	114.4	82.4	74.2	23.0	45.0%	179.0	271.0	92.0	51.4%
Total Canada product sales	329.0	222.0	213.9	252.5	328.8	252.6	232.7	18.7	8.7%	765.0	814.0	49.1	6.4%
Total U.S. product sales	1,081.8	1,217.2	1,162.6	1,203.3	1,185.9	1,314.2	1,134.1	(28.4)	-2.4%	3,461.6	3,634.3	172.7	5.0%
Total product sales	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8	$1,366.8	$(9.7)	-0.7%	$4,226.5	$4,448.3	$221.7	5.2%

Client asset values, beginning of period ($mills)	$44,990	$45,839	$48,008	$47,399	$48,656	$49,195	$49,372	$1,363	2.8%	$44,990	$48,656	$3,666	8.1%
Inflows	1,411	1,439	1,377	1,456	1,515	1,567	1,367	(10)	-0.7%	4,227	4,448	222	5.2%
Outflows (1)	(1,246)	(1,211)	(1,206)	(1,161)	(1,246)	(1,267)	(1,168)	38	3.2%	(3,663)	(3,680)	(17)	-0.5%
Net flows	165	228	171	295	269	300	199	28	nm	564	768	205	nm
Foreign currency impact, net	(321)	313	(432)	(309)	(734)	122	(581)	(150)	nm	(440)	(1,194)	(755)	nm
Change in market value, net and other (2)	1,005	1,628	(348)	1,270	1,004	(245)	(3,142)	(2,793)	nm	2,285	(2,382)	(4,667)	nm
Client asset values, end of period	$45,839	$48,008	$47,399	$48,656	$49,195	$49,372	$45,848	$(1,551)	-3.3%	$47,399	$45,848	$(1,551)	-3.3%
Annualized net flows as % of beginning of period asset values	1.5%	2.0%	1.4%	2.5%	2.2%	2.4%	1.6%	0.2%	nm	1.7%	2.1%	0.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$22,797	$23,458	$23,945	$24,363	$24,787	$25,099	$24,208	$263	1.1%	$23,400	$24,698	$1,298	5.5%
Canada Retail Mutual Funds	6,045	6,371	6,513	6,265	6,035	6,177	5,808	(705)	-10.8%	6,309	6,007	(303)	-4.8%
Managed Accounts	1,095	1,203	1,287	1,369	1,446	1,526	1,532	245	19.0%	1,195	1,501	307	25.7%
Indexed Annuities	839	921	986	1,035	1,089	1,162	1,230	244	24.8%	915	1,161	245	26.8%
Variable Annuities and other	11,839	12,152	12,548	12,748	12,995	13,313	12,980	432	3.4%	12,180	13,096	916	7.5%
Segregated Funds	2,449	2,507	2,547	2,462	2,390	2,381	2,205	(341)	-13.4%	2,501	2,326	(175)	-7.0%
Total	$45,063	$46,611	$47,825	$48,243	$48,743	$49,658	$47,963	$138	0.3%	$46,500	$48,788	$2,288	4.9%

Canada Retail Mutual Funds	$6,045	$6,371	$6,513	$6,265	$6,035	$6,177	$5,808	$(705)	-10.8%	$6,309	$6,007	$(303)	-4.8%
Segregated Funds	2,449	2,507	2,547	2,462	2,390	2,381	2,205	(341)	-13.4%	2,501	2,326	(175)	-7.0%
Total Canada average client assets	8,494	8,878	9,060	8,728	8,425	8,558	8,014	(1,046)	-11.5%	8,810	8,332	(478)	-5.4%
Total U.S. average client assets	36,570	37,733	38,766	39,515	40,317	41,100	39,950	1,184	3.1%	37,690	40,456	2,766	7.3%
Total average client assets	$45,063	$46,611	$47,825	$48,243	$48,743	$49,658	$47,963	$138	0.3%	$46,500	$48,788	$2,288	4.9%

Average number of fee-generating accounts (thous) (3)
Recordkeeping and custodial accounts	1,991	2,011	2,026	2,034	2,067	2,165	2,179	153	7.6%	2,009	2,137	128	6.4%
Recordkeeping only accounts	596	604	611	616	628	657	662	51	8.4%	603	649	45	7.5%
Total	2,587	2,614	2,636	2,651	2,695	2,822	2,841	205	7.8%	2,612	2,786	173	6.6%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2015
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$160,561	$160,561	$-	8.5%	8.7%

Fixed Income:
Treasury	30,497	33,840	(3,343)	1.6%	1.8%	2.43%	AAA
Government	132,266	137,160	(4,894)	7.0%	7.4%	4.25%	AA-
Tax-Exempt Municipal	3,654	4,059	(405)	0.2%	0.2%	3.06%	BBB
Corporate	1,189,426	1,154,304	35,122	62.7%	62.4%	4.80%	BBB+
Mortgage-Backed	101,505	93,860	7,645	5.4%	5.1%	4.68%	AA+
Asset-Backed	46,671	46,258	414	2.5%	2.5%	1.28%	AA+
CMBS	76,748	73,189	3,560	4.0%	4.0%	2.88%	AAA
Private	103,284	100,060	3,225	5.4%	5.4%	4.94%	BBB
Redeemable Preferred	2,801	2,809	(7)	0.1%	0.2%	14.69%	BBB
Convertible	2,846	2,564	282	0.2%	0.1%	4.92%	BBB
Total Fixed Income	1,689,699	1,648,102	41,598	89.1%	89.1%	4.54%	A-

Equities:
Perpetual Preferred	15,777	14,966	811	0.8%	0.8%
Common Stock	19,382	16,349	3,033	1.0%	0.9%
Mutual Fund	6,105	4,739	1,366	0.3%	0.3%
Other	4,517	4,517	0	0.2%	0.2%
Total Equities	45,780	40,571	5,209	2.4%	2.2%

Total Invested Assets	$1,896,041	$1,849,234	$46,807	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$148,137	$150,410	$(2,273)	12.5%	13.0%
Reits	130,640	125,154	5,487	11.0%	10.8%
Consumer Non Cyclical	128,087	120,575	7,512	10.8%	10.4%
Banking	123,070	124,536	(1,466)	10.3%	10.8%
Technology	98,972	96,192	2,780	8.3%	8.3%
Basic Industry	95,777	95,006	771	8.1%	8.2%
Electric	85,849	79,713	6,136	7.2%	6.9%
Insurance	84,158	79,227	4,931	7.1%	6.9%
Communications	71,833	69,373	2,460	6.0%	6.0%
Capital Goods	65,621	61,768	3,853	5.5%	5.4%
Consumer Cyclical	47,640	45,414	2,226	4.0%	3.9%
Transportation	35,912	36,227	(315)	3.0%	3.1%
Brokerage	27,046	25,565	1,481	2.3%	2.2%
Finance Companies	14,202	12,969	1,234	1.2%	1.1%
Natural Gas	12,388	12,337	51	1.0%	1.1%
Industrial Other	9,898	9,749	149	0.8%	0.8%
Financial Other	9,185	9,094	91	0.8%	0.8%
Utility Other	1,011	997	15	0.1%	0.1%
Total Corporate portfolio	$1,189,426	$1,154,304	$35,122	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$126,154	$127,414	$(1,260)	7.5%	7.7%	3.44%
1-2 Yrs.	117,556	117,999	(443)	7.0%	7.2%	4.82%
2-5 Yrs.	674,107	634,440	39,668	39.9%	38.5%	5.01%
5-10 Yrs.	719,345	714,615	4,731	42.6%	43.4%	4.24%
> 10 Yrs.	52,537	53,634	(1,097)	3.1%	3.3%	4.88%
Total Fixed Income	$1,689,699	$1,648,102	$41,598	100.0%	100.0%	4.54%

Duration

Fixed Income portfolio duration	4.2	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of September 30, 2015	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$264,163	16.0%
AA	112,576	6.8%
A	364,923	22.1%
BBB	813,849	49.4%
Below Investment Grade	92,412	5.6%
NA	179	0.0%
Total Fixed Income	$1,648,102	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$5,077	0.4%	AAA	$62	0.1%
AA	52,083	4.5%	AA	2,460	2.5%
A	312,566	27.1%	A	938	0.9%
BBB	708,606	61.4%	BBB	89,785	89.7%
Below Investment Grade	75,793	6.6%	Below Investment Grade	6,814	6.8%
NA	179	0.0%	NA	-	—
Total Corporate	$1,154,304	100.0%	Total Private	$100,060	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$69,611	95.1%	AAA	$88,467	94.3%
AA	39	0.1%	AA	2,322	2.5%
A	2,301	3.1%	A	1,771	1.9%
BBB	1,237	1.7%	BBB	1,300	1.4%
Below Investment Grade	-	—	Below Investment Grade	-	—
NA	-	—	NA	-	—
Total CMBS	$73,189	100.0%	Total Mortgage-Backed	$93,860	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$38,063	82.3%	AAA	$62,310	36.4%
AA	903	2.0%	AA	55,087	32.2%
A	6,995	15.1%	A	38,820	22.7%
BBB	54	0.1%	BBB	9,305	5.4%
Below Investment Grade	243	0.5%	Below Investment Grade	5,478	3.2%
NA	-	—	NA	-	—
Total Asset-Backed	$46,258	100.0%	Total Treasury & Government	$171,000	100.0%

NAIC Designations

1	$535,195	39.2%
2	744,028	54.5%
3	65,225	4.8%
4	14,736	1.1%
5	3,690	0.3%
6	1,508	0.1%
U.S. Insurer Fixed Income (2)	1,364,382	100.0%
Other (3)	324,291
Cash and cash equivalents	160,561
Total Invested Assets	$1,849,234

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$21,032	$20,454	$20,933	$22,268	$19,795	$19,551	$18,786	(2,147)	-10.3%
Fixed-maturity securities (held-to-maturity)	—	—	1,299	2,183	2,475	2,707	3,772	2,473	nm
Equity Securities	385	471	450	556	516	503	514	64	14.2%
Deposit asset underlying 10% reinsurance treaty	953	1,490	(127)	779	1,672	(116)	220	347	nm
Policy loans and other invested assets	388	398	367	295	359	337	354	(13)	-3.5%
Cash & cash equivalents	53	68	70	56	43	47	51	(19)	-27.1%
Total investment income	22,811	22,881	22,992	26,137	24,860	23,029	23,697	705	3.1%
Investment expenses	1,212	1,200	1,228	1,226	1,212	1,247	1,210	(18)	-1.5%
Interest Expense on Surplus Note	—	—	1,299	2,183	2,475	2,707	3,772	2,473	nm
Net investment income	$21,599	$21,681	$20,465	$22,728	$21,173	$19,075	18,715	(1,750)	-8.1%
Fixed income book yield, end of period	4.87%	4.76%	4.62%	4.61%	4.53%	4.51%	4.54%	—	—
New money yield	3.61%	2.55%	2.29%	3.04%	2.47%	2.57%	3.39%	—	—

								YOY Q3
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.1%	16.7%	17.2%	17.4%	17.3%	16.6%	16.0%	-1.2%
AA	7.8%	8.3%	6.8%	7.0%	6.9%	6.5%	6.8%	0.1%
A	22.8%	22.1%	23.0%	22.4%	22.4%	22.6%	22.1%	-0.9%
BBB	47.5%	47.5%	48.1%	48.0%	47.8%	48.9%	49.4%	1.3%
Below Investment Grade	4.6%	4.9%	4.9%	5.0%	5.6%	5.2%	5.6%	0.7%
NA	0.1%	0.4%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A-	na

		As of September 30, 2015				As of September 30, 2015			As of September 30, 2015
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$22,279	$26,273	AAA	Australia	$49,039	$47,386	AAA	$751	$750
2	General Electric Co	18,439	16,304	AA+	United Kingdom	45,978	43,974	AA	11,646	10,814
3	Hewlett-Packard Co	15,726	15,422	BBB+	Canada	37,322	36,329	A	14,995	14,297
4	Wells Fargo & Co	9,998	10,184	A	Brazil	17,939	19,501	BBB	9,292	9,305
5	National Rural Utilities Cooperative	9,537	7,762	A	Bermuda	16,549	16,000	Below Investment Grade	4,470	5,478
6	Province of Ontario Canada	9,209	10,161	AA-	Switzerland	15,365	15,536	NA	0	0
7	Iberdrola SA	9,183	8,472	BBB	France	15,210	14,491	Total	$41,153	$40,644
8	National Fuel Gas Co	8,710	8,061	BBB	Netherlands	14,161	13,713
9	AT&T Inc	7,969	6,966	BBB+	Ireland	14,088	12,998
10	Bank of America Corp	7,797	7,579	A-	Germany	10,021	9,546
11	Macquarie Group Ltd	7,762	7,311	BBB	Korea Republic Of	6,794	6,386	Non-Goverment Investments (1)
12	Prudential Financial Inc	7,530	7,162	A	Belgium	6,747	5,655	AAA	$43,235	$40,972
13	TransCanada Corp	7,366	7,667	A-	Japan	6,088	5,997	AA	13,938	13,259
14	Vale SA	7,157	7,095	A-	Luxembourg	6,025	5,892	A	81,024	77,638
15	Ingram Micro Inc	7,023	6,667	BBB-	Mexico	5,494	5,234	BBB	138,719	136,351
16	Washington Real Estate Investments	6,985	6,760	BBB+	Emerging Markets (2)	15,171	15,082	Below Investment Grade	542	590
17	Republic of Korea	6,794	6,386	A+	All Other	36,855	36,026	NA	235	294
18	Tesco PLC	6,773	6,362	BB+	Total	$318,845	$309,748	Total	$277,693	$269,104
19	Phillips 66	6,355	5,696	BBB+
20	Altria Group Inc	6,298	5,221	BBB+
21	CRH PLC	6,240	5,748	BBB+
22	ArcelorMittal	6,025	5,892	BB
23	Discover Financial Services	6,009	5,176	BBB-
24	Bunge Ltd	5,971	5,797	BBB-
25	International Business Machines	5,948	5,511	AA-
	Total	$219,082	$211,635

	% of total fixed income portfolio	11.6%	11.4%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2010	2011	2012	2013	2014	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015

Recruits	231,390	244,756	191,752	186,251	190,439	48,306	50,024	49,055	43,054	53,300	60,246	65,945

Life-insurance licensed sales force, beginning of period	99,785	94,850	91,176	92,373	95,566	95,566	95,382	96,596	97,966	98,358	98,145	101,008
New life-licensed representatives	34,488	33,711	34,425	34,155	33,832	7,447	9,082	8,793	8,510	7,486	10,439	11,160
Non-renewal and terminated representatives	(39,423)	(37,385)	(33,228)	(30,962)	(31,040)	(7,631)	(7,868)	(7,423)	(8,118)	(7,699)	(7,576)	(7,466)
Life-insurance licensed sales force, end of period	94,850	91,176	92,373	95,566	98,358	95,382	96,596	97,966	98,358	98,145	101,008	104,702

Issued term life policies	223,514	237,535	222,558	214,617	220,984	49,320	59,569	55,146	56,949	55,677	68,097	66,658

Issued term life face amount	$74,401	$73,146	$68,053	$67,783	$69,574	$15,748	$18,494	$17,337	$17,996	$17,181	$20,585	$20,321

Term life face amount in force, beginning of period	$650,195	$656,791	$664,955	$670,412	$674,868	$674,868	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163
Issued term life face amount	74,401	73,146	68,053	67,783	69,574	15,748	18,494	17,337	17,996	17,181	20,585	20,321
Terminated term life face amount	(70,964)	(66,951)	(61,593)	(57,730)	(54,962)	(14,160)	(12,759)	(13,866)	(14,177)	(13,344)	(12,064)	(13,659)
Foreign currency impact, net	3,158	1,970	(1,003)	(5,596)	(7,553)	(3,378)	3,166	(4,272)	(3,070)	(7,247)	1,125	(5,509)
Term life face amount in force, end of period	$656,791	$664,955	$670,412	$674,868	$681,927	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163	$689,316

Estimated annualized issued term life premium
Premium from new policies	$180.8	$187.6	$176.1	$173.5	$179.8	$40.1	$48.0	$44.7	$47.0	$45.1	$55.3	$54.5
Additions and increases in premium	44.6	44.9	45.5	48.6	51.6	12.4	13.0	12.9	13.3	12.8	14.0	13.7
Total estimated annualized issued term life premium	$225.4	$232.5	$221.5	$222.1	$231.4	$52.5	$61.1	$57.6	$60.3	$57.9	$69.3	$68.2

Investment & Savings product sales	$3,623.6	$4,265.1	$4,712.2	$5,208.8	$5,682.3	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8	$1,366.8

Investment & Savings average client asset values	$31,908	$34,870	$35,904	$41,035	$46,936	$45,063	$46,611	$47,825	$48,243	$48,743	$49,658	$47,963

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